                                                                               .
                                                                               .
                                                                               .

                                                                     Exhibit 4.1

NUMBER                                                                    SHARES
------                                                                    ------
 C-0           Incorporated under the laws of the State of Delaware

                              ASSURANT, INC.


                    80,000,000 Shares $0.01 Par Value        See Reverse for
                              Common Stock                 Certain Definitions


THIS IS TO CERTIFY THAT             SPECIMEN          IS THE OWNER OF
                        -----------------------------

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             Fully Paid and Non-Assessable Shares of Common Stock of
                                 Assurant, Inc.

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

---------------------------------               --------------------------------


                                CORPKIT, NEW YORK

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common
TEN ENT   -   as tenants by the entireties
JT TEN    -   as joint tenants with right of
              survivorship and not as
              tenants in common

Additional abbreviations may also be used though not in the above list.

UNIF GIFT MIN ACT                      Custodian
                            ---------------------------------
                               (Cust)              (Minor)
                            under Uniform Gifts to Minors Act

                            ---------------------------------
                                        (State)



For value received            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


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                   (please print or typewrite name and address
                    (including postal zip code of assignee)


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                                                                          Shares
--------------------------------------------------------------------------
represented by the within Certificate and do hereby irrevocably constitute and
appoint                                  Attorney to transfer the said Shares on
the books of the within named Corporation with full power of substitution in the premises.

     Dated
           -----------------------------

                      In presence of


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.